UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2016

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of Prudential Financial, Inc. (the “Company”) held on May 10, 2016, the Company’s shareholders approved the Prudential Financial, Inc. 2016 Omnibus Incentive Plan (the “Plan”). The Company’s Board of Directors previously approved the Plan, subject to shareholder approval. The Plan increases the number of shares of the Company’s common stock available for issuance to eligible directors, employees and agents by 23,000,000 shares.

The Plan is described in Proxy Item 4 in the Company’s proxy statement for the 2016 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 22, 2016 (“2016 Proxy Statement”). The descriptions of the Plan contained herein and in the 2016 Proxy Statement are qualified in their entirety by reference to the full text of the Plan, a copy of which was filed as Appendix A to the 2016 Proxy Statement and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Prudential Financial, Inc. 2016 Omnibus Incentive Plan (incorporated herein by reference to Appendix A to the Company’s proxy statement for the 2016 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 22, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2016

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Andrew Hughes
	Name:	Andrew Hughes
	Title:	Vice President & Assistant Secretary

Exhibit Index

Exhibit No.	Description
10.1	Prudential Financial, Inc. 2016 Omnibus Incentive Plan (incorporated herein by reference to Appendix A to the Company’s proxy statement for the 2016 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 22, 2016).